UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2016

SPENDSMART NETWORKS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-27145	33-0756798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

805 Aerovista Place, Suite 205 San Luis Obispo, CA	93401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 497-6081

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 18, 2016, the Company amended the June 26, 2015 Convertible Promissory Note of holder Alex Minicucci as follows: the maturity date was extended to fifteen months, the conversion price was lowered to $0.15 per share, and the provision limiting the conversion price adjustment to that of the Series C Preferred Stock was removed.  The Company also amended the warrant issued in conjunction with the Convertible Promissory Note reducing the exercise price to $0.15 and issued a new warrant to purchase 200,001 shares of the Company’s common stock with a $0.15 exercise price and a three-year expiration.

On July 19, 2016, the Company issued the following Convertible Promissory Notes: Joe Proto ($40,000), John Eyler ($40,000), Francis J. Liddy ($20,000), Isaac Blech ($40,000) and Transpac Investments Ltd. ($40,000). All of the individuals listed are members of the Company’s board of directors. The Convertible Promissory Notes bear interest at the rate of 9%, have a six month maturity date, and a mandatory conversion into an upcoming financing in the event the Company closes the financing and receives gross proceeds totaling at least $200,000. The foregoing summary of the terms of the notes is subject to, and qualified in its entirety by, the note attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the discussion in Item 1.01 above with respect to the obligation of the Company pursuant to the Convertible Promissory Notes.

Item 3.02	Unregistered Sale of Equity Securities

As stated in Item 1.01 above, which information is hereby incorporated herein by this reference, effective July 19, 2016, the Company sold the notes to the persons identified therein. The Company received proceeds of $180,000 under the notes. The notes were not registered under the Securities Act of 1933, as amended (the “Act”), in reliance upon the exemption from registration contained in Section 4(2) of the Act. The notes and the shares or other securities potentially issuable upon the conversion of the notes may not be reoffered or sold in the United States by the holder in the absence of an effective registration statement or exemption from the registration requirements of the Act.

The Company intends to use the proceeds from the notes for working capital and general corporate purposes.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description
4.1	Convertible Promissory Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPENDSMART NETWORKS, INC.
Dated: July 20, 2016	By:	/s/ Luke Wallace
Luke Wallce
Chief Executive Officer